Exhibit 31.2

 Rule 13a-14(a)/15d-14(a) Certification of principal financial and accounting officer

I, Russell K. Boyd, certify that:

1.   I have reviewed this annual report on Form 10-K/A of INTREorg Systems, Inc. for the year ended December 31, 2009;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of  the registrant as of, and for, the periods presented in this report;

4.   The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining  disclosure  controls and procedures  (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the registrant and have:

     a.   Designed  such  disclosure  controls  and  procedures,  or caused such disclosure   controls  and   procedures  to  be  designed   under  our supervision  to  ensure  that  material  information  relating  to the  registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

     b.   Designed such internal  control over  financial  reporting,  or caused such internal  control over  financial  reporting to be designed under our  supervision,   to  provide  reasonable  assurance  regarding  the reliability  of financial  reporting and the  preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     c.   Evaluated the  effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     d.   Disclosed  in this  report  any  change in the  registrant's  internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the  registrant's  fourth quarter in the case of an annual  report) that has materially  affected,  or is reasonably likely to materially  affect,  the registrant's  internal control over financial reporting; and

5.   The registrant’s other certifying officer(s) and I have disclosed,  based on our most recent  evaluation of internal control over  financial  reporting,  to the  registrant's  auditors  and the  audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a.   All significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to  record, process, summarize and report financial information; and

     b.   Any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  registrant's  internal control over financial reporting.

     Date: December 24, 2010

                                        /s/ Russell K. Boyd
                                        Russell K. Boyd, President, Chief
                                        Executive Officer, principal financial and accounting officer